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                                                                      EXHIBIT 10

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT,
                      AGREEMENT TO LEASE, LEASE AGREEMENT,
                            AND INCIDENTAL DOCUMENTS


               THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, AGREEMENT TO LEASE, LEASE AGREEMENT AND INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of this 31st day of July, 1998, by and among (i) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"); (ii) HPT CW II PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord");
(iii) CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation ("Candlewood"); and
(iv) CANDLEWOOD LEASING NO. 2, INC., a Delaware corporation (the "Tenant").

                              W I T N E S S E T H:

               WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of May 14, 1998 (as amended, the "Purchase Agreement"), and an Agreement to Lease, dated as of May 14, 1998 (as amended, the "Agreement to Lease"), HPT agreed to acquire from Candlewood and certain of its wholly owned subsidiaries certain hotel properties and lease or cause the Landlord to lease such properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth in the Purchase Agreement and Agreement to Lease; and

               WHEREAS, pursuant to the Purchase Agreement and Agreement to Lease, the Landlord and the Tenant entered into a Lease Agreement, dated May 20, 1998 (the "Lease"); and

               WHEREAS, the obligations of the Tenant under the Lease are secured and guaranteed by certain undertakings and agreements of Candlewood pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Lease); and

               WHEREAS, the parties wish to amend the Purchase Agreement and Agreement to Lease to include a property located in Des Moines, Iowa; and

               WHEREAS, on the date hereof, a Closing (as defined in the Purchase Agreement) is occurring with respect to a certain hotel property, the legal description of which is set forth in Exhibit A of this Amendment; and

               WHEREAS, the parties hereto wish to amend the Lease so as to include such property among the properties demised under the Lease; and

               WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood; and

               WHEREAS, the parties also wish to amend certain terms of the Purchase Agreement and the Agreement to Lease;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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               1. The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "Minimum Rent" shall mean an amount equal to Four Hundred Forty Four Thousand One Hundred Sixty-Seven Dollars ($444,167) per Accounting
               Period.

               2. The definition of "Retained Funds" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "Retained Funds" shall mean a cash amount equal to Five Million Four Hundred Forty Thousand Dollars ($5,440,000).

               3. Exhibit A to the Lease is hereby amended by adding Exhibit A-7 at the end thereof and all references in the Lease to "Exhibit A-1 through A-6" are hereby amended to refer to "Exhibit A-1 through A-7".

               4. Exhibit B to the Lease is hereby deleted in its entirety and Exhibit B to this Amendment inserted in its place.

               5. Exhibit C to the Lease is hereby deleted and Exhibit C to this Amendment inserted in its place.

               6. All references in the Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended by this Amendment.

               7. The Purchase Agreement is hereby amended by deleting all references therein to "Schedules B-1 - B-16" and inserting a reference to "Schedules B-1 - B17" in its place.

               8. Section 1.15 of the Purchase Agreement is hereby deleted in its entirety and following inserted in its place:

               "Guaranty Retained Funds" shall mean an amount equal to Seven Million Seventy Thousand Dollars ($7,070,000).

               9. Section 1.24 of the Purchase Agreement is hereby deleted in its entirety and the following inserted in its place:

               "Purchase Price" shall mean the sum of the Allocable Purchase Prices, but in no event more than One Hundred Forty-One Million Four Hundred Thousand Dollars ($141,400,000).

               10. Schedule A to the Purchase Agreement is hereby deleted and Exhibit D to this Amendment inserted in its place.

               11. Schedule B to the Purchase Agreement is hereby amended by inserting Exhibit A to this Amendment as "Schedule B-17" at the end thereof.

               12. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit E to this Amendment inserted in its place.

               13. Each of the Incidental Documents is hereby amended so that each reference therein to the Leased Property shall include a reference to the Candlewood Hotel in Des Moines, Iowa.

               14. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease, the Purchase Agreement, the Agreement to Lease or to any other Incidental Document shall mean the Lease, such Agreement and such Incidental Document as amended by this Amendment.

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               15. The Guaranty is hereby amended such that the sum of the
Guaranty Retained Funds shall be Seven Million Seventy Thousand Dollars ($7,070,000).

               16. The Tenant and Candlewood represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

               17. As amended hereby, the Purchase Agreement, the Agreement to Lease, the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

               18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                            HOSPITALITY PROPERTIES TRUST


                                            By:    /S/ John G. Murray
                                                   -----------------------------
                                                   Its President

                                            HPT CW II PROPERTIES TRUST


                                            By:    /S/ John G. Murray
                                                   -----------------------------
                                                   Its President

                                            CANDLEWOOD HOTEL COMPANY, INC.


                                            By:    /S/ Thomas Kennalley
                                                   -----------------------------
                                                   Its Vice President Controller

                                            CANDLEWOOD LEASING NO. 2, INC.


                                            By:    /S/ Thomas Kennalley
                                                   -----------------------------
                                                   Its Vice President Controller

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